EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2003, (the “Report”) of First West Virginia Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the dates indicated below certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2004	/s/ Charles K. Graham
Charles K. Graham
President and Chief Executive Officer/Director
(Principal Executive Officer)

Date: March 23, 2004	/s/ Francie P. Reppy
Francie P. Reppy
Senior Vice President and Chief Financial Officer
(Chief Financial Officer)